                                                                      EXHIBIT 21

                         SUBSIDIARIES OF THE REGISTRANT

                                                                STATE OR JURISDICTION
NAME OF SUBSIDIARY                                                 OF INCORPORATION
------------------                                                 ----------------
AGCO Corporation                                                       Delaware
Blue Corp                                                              Delaware
AGCO Farm Finance Corp.                                                Delaware
Gleaner-Allis Company, Ltd.                                            Delaware
The Hesston Company Ltd.                                               Delaware
Massey Ferguson Corp.                                                  Delaware
Financial Services Insurance Co. of Tennessee                          Tennessee
Manufacturers Leasing Corp.                                            Delaware
Hesston Ventures Corp.                                                 Kansas
AGCO Export Corp.                                                      Barbados
AGCO Finance Corporation                                               Delaware
AGCO Canada, Ltd.                                                      Canada
AGCO, Ltd.                                                             United Kingdom
AGCO de Mexico SA de CV                                                Mexico
Massey Ferguson de Mexico, SA de CV                                    Mexico
AGCO Manufacturing Ltd.                                                United Kingdom
AGCO Holding BV                                                        Netherlands
AGCO Services, Ltd.                                                    United Kingdom
AGCO International, Ltd.                                               United Kingdom
Massey Ferguson Works Pension Trust Ltd.                               United Kingdom
Massey Ferguson Executive Pension Trust Ltd.                           United Kingdom
Eikmaskin AS                                                           Norway
AGCO SA                                                                France
AGCO Iberia SA                                                         Spain
AGCO Australia Ltd.                                                    Australia
Massey Ferguson Europa BV                                              Netherlands
AGCO AB                                                                Sweden
Massey Ferguson Staff Pension Trust Ltd.                               United Kingdom
AGCO GmbH                                                              Germany
AGCO Verwaltungs                                                       Germany
AGCO do Brazil                                                         Brazil
Massey Ferguson Servisleri AS                                          Turkey
Deutz do Brazil                                                        Brazil
AGCO Danmark AS                                                        Denmark
AGCO Argentina SA                                                      Argentina
AGCO Romania SRL                                                       Romania
Massey Ferguson  SPA                                                   Italy
Kemptener Maschinenfabrik GmbH                                         Germany
Dronningborg Industries AS                                             Denmark
AGCO France SA                                                         France
MF Europa BV                                                           Netherlands
AGCO Vertriebs GmbH                                                    Germany

Wohungsbau GmbH                                                        Germany
Fendt Italiana GmbH                                                    Italy
Araus SA                                                               Argentina
Terramec SA                                                            Argentina
Actium                                                                 Germany
Indamo SA                                                              Argentina